LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2011 OF

WESTERN ASSET INSTITUTIONAL GOVERNMENT RESERVES

WESTERN ASSET INSTITUTIONAL AMT FREE MUNICIPAL MONEY MARKET FUND

Effective September 1, 2012, the following changes are made to the section titled “Investment Objectives and Principal Investment Strategies—Principal Investment Strategies and Certain Limitations—Government Reserves”:

The first sentence under “Minimum Credit Quality” is replaced by:

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality.

The sixth paragraph is replaced in its entirety by:

Government Reserves may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions.

Effective August 31, 2012, each of the funds’ and Government Portfolio’s fiscal year end has been changed to August 31.

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